SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1998





                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     1-10709              95-4300881
         ----------                     -------              ----------
       (State or Other          (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification Number)


               701 WESTERN AVENUE, GLENDALE, CALIFORNIA 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

During the period November 4, 1998 through January 6, 1999, PS Business Parks, Inc. (the "Company"), through its consolidated partnerships, acquired 14 properties in Texas and California for an aggregate purchase price of $58.7 million and two additional properties located in Texas were proposed to be acquired by the Company, through its consolidated partnerships, for an aggregate purchase price of approximately $8.3 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiation. The Company obtained the funds to acquire the facilities from its existing cash balance and borrowings of $26.5 million from its unsecured line of credit with Wells Fargo Bank in addition to the assumption of an existing mortgage payable of $8,673,000.

The following table provides certain information concerning the facilities acquired:

                                                                                              Net Rentable
    Name and                                 Date of                                             Square       Occupancy
    Location               Seller          Acquisition      Property Type     Purchase Price     Footage     at Closing
-----------------  ----------------------  -----------   -------------------  --------------- ------------   ----------
Royal Tech 15
  Dallas, Texas    Petula Associates, Ltd.   11/4/98     Industrial & Office   $ 6,880,000(1)     57,088        100%

Las Plumas         Las Plumas Business
  San Jose,        Center and Patrician
  California       Associates, Inc.          12/31/98    Industrial & Office    17,250,000(1)    213,634       83.6%


Ben White 1        CPF Austin Industrial
  Austin, Texas    Associates L.P.           12/31/98    Industrial & Office     4,163,000        54,385        100%

McKalla 3          CPF Austin Industrial
  Austin, Texas    Associates L.P.           12/31/98    Industrial & Office     4,045,000        53,480        100%

McKalla 4          CPF Austin Industrial
  Austin, Texas    Associates L.P.           12/31/98    Industrial & Office     3,517,000        59,600        100%

Ben White 5        CPF Austin Industrial
  Austin, Texas    Associates L.P.           12/31/98    Industrial & Office     3,978,000        54,000        100%

Mopac 6            CPF Austin Industrial
  Austin, Texas    Associates L.P.           12/31/98    Industrial & Office     1,929,000        42,633       71.8%

Rutland 14         CPF Austin Industrial
  Austin, Texas    Associates L.P.           12/31/98    Industrial & Office     2,990,000        61,247       69.3%
                                                                              --------------- ------------   ----------
                                                                                20,622,000(2)    325,345       90.5%
Waterford A
  Austin, Texas    Waterford Sage            1/6/99      Industrial & Office     3,300,000        30,340        100%

McNeil 6
  Austin, Texas    Peterson - Hill #6 L.P.   1/6/99      Industrial & Office     2,412,000        28,364        100%

Rutland 11
  Austin, Texas    Peterson - Hill #6 L.P.   1/6/99      Industrial & Office     1,797,000        39,865        100%

Rutland 12
  Austin, Texas    Peterson - Hill #6 L.P.   1/6/99      Industrial & Office     2,957,000        58,800        100%

Rutland 13
  Austin, Texas    Crow Hicks Ltd.           1/6/99      Industrial & Office     2,593,000        52,389        100%

Rutland 19         BL - Austin
  Austin, Texas    Industrial Ltd.           1/6/99      Industrial & Office       870,000        21,096        100%
                                                                              --------------- ------------   ----------
                                                                                13,929,000(1)    230,854        100%
Waterford B
  Austin, Texas    Waterford Sage            5/31/99(3)  Industrial & Office     2,028,000        18,195        N/A

Waterford C
  Austin, Texas    Waterford Sage            5/31/99(3)  Industrial & Office     6,318,000        57,164        N/A
                                                                              --------------- ------------   ----------
                                                                                 8,346,000(4)     75,359        N/A
                                                                              --------------- ------------   ----------
Totals                                                                         $67,027,000       902,280       92.7%
                                                                              =============== ============   ==========

------------------
Notes to Table:
(1)   Acquired for cash.
(2) Acquired for cash of $11,949,000 and the assumption of an existing mortgage payable of $8,673,000.
(3)   Proposed acquisition date.
(4)   To be acquired for cash.

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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)(3)   Financial Statements specified by Rule 3.14 of Regulation S-X
         -------------------------------------------------------------

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


(b)      Pro forma Consolidated Financial Statements
         -------------------------------------------

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  January 13, 1998                                   By:  /s/ Jack Corrigan
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer

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